Exhibit 99.2

FOURTH QUARTER 2018 Supplemental Information

MEDICALPROPERTIESTRUST.COM TABLE OF CONTENTS COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 5 Debt Summary 6 Debt Maturity Schedule 7 Pro Forma Net Debt /Annualized Adjusted EBITDA 8 PORTFOLIO INFORMATION Lease and Mortgage Loan Maturity Schedule 9 Total Pro Forma Gross Assets and Actual Revenue by Asset Type, Operator, State and Country 10 EBITDARM to Rent Coverage 13 Summary of Acquisitions and Development Projects 14 FINANCIAL STATEMENTS Consolidated Statements of Income 15 Consolidated Balance Sheets 16 FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; estimated debt metrics, portfolio diversification, capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. Certain information in the supplemental package is shown pro forma for the consummation of pending transactions. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that the pending transactions will occur. On the Cover: Mountain Vista Medical Center, which is an MPT-owned acute care hospital in Mesa, Arizona. Q4 2018 | SUPPLEMENTAL INFORMATION 2

MEDICALPROPERTIESTRUST.COM COMPANY OVERVIEW Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities. OFFICERS Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Vice President, Managing Director of Asset Management and Underwriting Charles R. Lambert Treasurer and Managing Director of Capital Markets BOARD OF DIRECTORS Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III CORPORATE HEADQUARTERS Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 MPT Officers: R. Steven Hamner, Emmett E. McLean, Edward K. Aldag, Jr., (205) 969-3756 (fax) Rosa H. Hooper, J. Kevin Hanna and Charles R. Lambert www.medicalpropertiestrust.com Q4 2018 | SUPPLEMENTAL INFORMATION 3

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW *(continued)*

INVESTOR RELATIONS

Tim Berryman
Director - Investor Relations
(205) 397-8589 tberryman@medicalpropertiestrust.com

CAPITAL MARKETS

Charles Lambert
Treasurer and Managing Director - Capital Markets
(205) 397-8897 clambert@medicalpropertiestrust.com

TRANSFER AGENT

American Stock Transfer and Trust Company

6201 15th Avenue
Brooklyn, NY 11219

STOCK EXCHANGE LISTING AND TRADING SYMBOL

New York Stock Exchange (NYSE): **MPW**

SENIOR UNSECURED DEBT RATINGS

Moody's - Ba1

Standard & Poor's - BBB-

MPW LISTED NYSE


HIGHER
ACUTE CARE HOSPITALS
INPATIENT REHABILITATION FACILITIES
LONG-TERM ACUTE CARE HOSPITALS
NURSING HOMES
ASSISTED LIVING
HOME HEALTH CARE
INTENSITY OF CARE
LOWER

CONTINUUM OF CARE

Medical Properties Trust focuses on the most critical components of healthcare delivery.

- ACUTE CARE HOSPITALS & FREE STANDING EMERGENCY ROOMS
- INPATIENT REHABILITATION FACILITIES
- LONG-TERM ACUTE CARE HOSPITALS
- NURSING HOMES
- ASSISTED LIVING
- HOME HEALTH CARE

MPT facility types shown in green.

Q4 2018 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended	
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
FFO INFORMATION:				
Net income attributable to MPT common stockholders	$ 78,483	$ 71,944	$ 1,016,685	$ 289,793
Participating securities' share in earnings	(2,877)	(1,102)	(3,685)	(1,409)
Net income, less participating securities' share in earnings	**$ 75,606**	**$ 70,842**	**$ 1,013,000**	**$ 288,384**
Depreciation and amortization	39,406	36,815	143,720	127,559
Loss (gain) on sale of real estate and other, net	1,437	-	(671,385)	(7,431)
Funds from operations	**$ 116,449**	**$ 107,657**	**$ 485,335**	**$ 408,512**
Write-off of straight-line rent and other	387	4,223	18,002	5,340
Debt refinancing costs	-	13,780	-	32,574
Release of income tax valuation allowance	(4,405)	-	(4,405)	-
Acquisition and other transaction costs, net of tax benefit	-	9,103	2,072	28,453
Normalized funds from operations	**$ 112,431**	**$ 134,763**	**$ 501,004**	**$ 474,879**
Share-based compensation	4,810	2,801	16,505	9,949
Debt costs amortization	1,991	1,773	7,534	6,521
Straight-line rent revenue and other	(30,528)	(26,844)	(105,072)	(83,476)
Adjusted funds from operations	**$ 88,704**	**$ 112,493**	**$ 419,971**	**$ 407,873**
PER DILUTED SHARE DATA:				
Net income, less participating securities' share in earnings	$ 0.21	$ 0.19	$ 2.76	$ 0.82
Depreciation and amortization	0.11	0.10	0.39	0.37
Loss (gain) on sale of real estate and other, net	-	-	(1.83)	(0.02)
Funds from operations	**$ 0.32**	**$ 0.29**	**$ 1.32**	**$ 1.17**
Write-off of straight-line rent and other	-	0.01	0.05	0.01
Debt refinancing costs	-	0.04	-	0.09
Release of income tax valuation allowance	(0.01)	-	(0.01)	-
Acquisition and other transaction costs, net of tax benefit	-	0.03	0.01	0.08
Normalized funds from operations	**$ 0.31**	**$ 0.37**	**$ 1.37**	**$ 1.35**
Share-based compensation	0.01	0.01	0.05	0.03
Debt costs amortization	0.01	0.01	0.02	0.02
Straight-line rent revenue and other	(0.09)	(0.08)	(0.29)	(0.24)
Adjusted funds from operations	**$ 0.24**	**$ 0.31**	**$ 1.15**	**$ 1.16**

Notes:

(A) Certain line items above (such as real estate depreciation) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the "Other" line on the consolidated statements of income.

(B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

Q4 2018 | SUPPLEMENTAL INFORMATION 5

FINANCIAL INFORMATION DEBT SUMMARY (as of December 31, 2018) ($ amounts in thousands) 2021 Credit Facility Revolver (£22M) (A) Variable 1.980% $ 28,059 2022 Term Loan Variable3.890% 2,00,000 4.000% Notes Due 2022 (€500M) (B) Fixed 4.000% 5,73,350 6.375% Notes Due 2024 Fixed6.375% 5,00,000 5.500% Notes Due 2024 Fixed5.500% 3,00,000 3.325% Notes Due 2025 (€500M) (B) Fixed3.325% 5,73,350 5.250% Notes Due 2026 Fixed5.250% 5,00,000 5.000% Notes Due 2027 Fixed5.000% 14,00,000 $ 40,74,759 Debt issuance costs (37,370) Weighted average rate (A) Represents credit facility borrowings in pound sterling and converted to U.S. dollars at December 31, 2018. (B) Represents bonds issued in euros and converted to U.S. dollars at December 31, 2018.

FINANCIAL INFORMATION DEBT MATURITY SCHEDULE ($ amounts in thousands) 2021 Credit Facility Revolver (£22M) $ — $ — $ 28,059 $ — $ — $ — $ — $ — $ — $ —2021 Credit Facility Revolver (£22M) $ — $ — $ 28,059 $ — $ — $ — $ — $ — $ — - 2022 Term Loan — — — 2,00,000 — — — — — —2022 Term Loan $ — $ — $ — $ 2,00,000 $ — $ — $ — $ — $ — - 4.000% Notes Due 2022 (€500M) — — — 5,73,350 — — — — — —4.000% Notes Due 2022 (€500M) $ — $ — $ — $ 5,73,350 $ — $ — $ — $ — $ — - 6.375% Notes Due 2024 — — — — — 5,00,000 — — — —6.375% Notes Due 2024 $ — $ — $ — $ — $ — $ 5,00,000 $ — $ — $ — - 5.500% Notes Due 2024 — — — — — 3,00,000 — — — —5.500% Notes Due 2024 $ — $ — $ — $ — $ — $ 3,00,000 $ — $ — $ — - 3.325% Notes Due 2025 (€500M) — — — — — — 5,73,350 — — —3.325% Notes Due 2025 (€500M) $ — $ — $ — $ — $ — $ — $ 5,73,350 $ — $ — - 5.250% Notes Due 2026 — — — — — — — 5,00,000 — —5.250% Notes Due 2026 $ — $ — $ — $ — $ — $ — $ — $ 5,00,000 - 5.000% Notes Due 2027 — — — — — — — — 14,00,000 —5.000% Notes Due 2027 $ — $ — $ — $ — $ — $ — $ — $ — 14,00,000 -

FINANCIAL INFORMATION PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA (Unaudited) (Amounts in thousands) December 31, 2018 Net income attributable to MPT common stockholders $ 78,483 Pro forma adjustments for acquisitions and other â½á´¬â¾ 1,684 Pro forma net income $ 80,167 Add back: Interest (B) 50,712 Depreciation and amortization (B) 39,181 Share-based compensation 4,810 Loss on sale of real estate and other, net 1,437 Impairment and other charges Write-off of straight-line rent and other 387 Income tax benefit (B) (3,433) 4Q 2018 Pro forma adjusted EBITDA $ 1,73,261 Annualization $ 6,93,044 Total debt $ 40,37,389 Pro forma changes to cash and debt balance after December 31, 2018 (A) (10,01,621) Pro forma net debt $ 30,35,768 Pro forma net debt / annualized adjusted EBITDA (A) Reflects our commitment to acquire one facility in Germany along with transactions completed mid-quarter. (B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures. Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude stock compensation expense, gains or losses on real estate and other dispositions, debt refinancing charges, and impairment charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period.

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE AND MORTGAGE LOAN MATURITY SCHEDULE

(as of December 31, 2018)
($ amounts in thousands)

Years of Maturities (A)	Total Properties (B)	Base Rent/Interest (C)		Percent of Total Base Rent/Interest
2019	3	$	6,481	0.9%
2020	1		2,073	0.3%
2021	1		2,250	0.3%
2022	15		75,138	10.7%
2023	4		13,147	1.9%
2024	2		5,401	0.8%
2025	6		19,933	2.8%
2026	5		25,789	3.7%
2027	1		3,051	0.4%
2028	5		7,155	1.0%
2029	19		48,902	6.9%
Thereafter	214		496,224	70.3%
	276	$	705,544	100.0%


Percentage of Total Base Rent/Interest
80%
70%
60%
50%
40%
30%
20%
10%
0%
0.9%
0.3%
0.3%
10.7%
1.9%
0.8%
2.8%
3.7%
0.4%
1.0%
6.9%
70.3%
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter

(A) *Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.*

(B) *Includes all properties, including those that are part of joint ventures, except eight vacant properties representing less than 1.0% of total pro forma gross assets, and three facilities that are under development. The schedule also includes previously disclosed commitments to acquire one facility in Germany and 11 facilities in Australia.*

(C) *Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).*

Q4 2018 | SUPPLEMENTAL INFORMATION 9

PORTFOLIO INFORMATION TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY ASSET TYPE (December 31, 2018) ($ amounts in thousands) General Acute Care Hospitals $ 76,34,178 75.9% $ 6,07,506 74.4% Inpatient Rehabilitation Hospitals 16,12,849 16.0% 1,79,456 22.0% Long-Term Acute Care Hospitals 2,82,751 2.8% 29,903 3.6% Other assets 5,28,669 5.3% — - Total Domestic Pro Forma Gross Assets by Asset Type Domestic Actual Revenue by Asset Type Total Pro Forma Gross Assets by Asset Type Total Actual Revenue by Asset Type (A) Represents investment concentration as a percentage of gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 7, 2019 for reconciliation of total assets to pro forma total gross assets at December 31, 2018. (B) Includes revenue from properties owned through joint venture arrangements.

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY OPERATOR

(December 31, 2018)

($ amounts in thousands)

Operators	Total Pro Forma Gross Assets (A)	Percentage of Pro Forma Gross Assets (B)	YTD Actual Revenue (C)	Percentage of Total Actual Revenue
Steward				
Massachusetts market	$ 1,469,423	14.6%	$ 118,155	14.5%
Utah market	1,019,874	10.1%	78,642	9.6%
Texas/Arkansas/Louisiana market	635,496	6.3%	54,059	6.6%
Arizona market	312,872	3.1%	27,463	3.4%
Florida market	196,096	2.0%	13,394	1.6%
Ohio/Pennsylvania market	189,864	1.9%	17,683	2.2%
Prime Healthcare	1,124,711	11.2%	127,151	15.6%
MEDIAN	1,075,504	10.7%	122,197	15.0%
Healthscope	858,569	8.5%	-	-
LifePoint	502,072	5.0%	42,828	5.2%
Ernest	500,397	5.0%	65,462	8.0%
24 operators	1,644,900	16.3%	149,831	18.3%
Other assets	528,669	5.3%	-	-
Total	$ 10,058,447	100.0%	$ 816,865	100.0%

(A) Represents investment concentration as a percentage of gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 7, 2019 for reconciliation of total assets to pro forma total gross assets at December 31, 2018.

(B) No single facility accounts for more than 3.7% of total pro forma gross assets.

(C) Includes revenue from properties owned through joint venture arrangements.

Total Pro Forma Gross Assets by Operator


5.3%
16.3%
38.0%
5.0%
5.0%
11.2%
8.5%
10.7%
Steward
Prime Healthcare
MEDIAN
Healthscope
LifePoint
Ernest
24 operators
Other assets

Total Actual Revenue by Operator


18.3%
37.9%
8.0%
5.2%
15.6%
15.0%

Q4 2018 | SUPPLEMENTAL INFORMATION 11

PORTFOLIO INFORMATION TOTAL PRO FORMA GROSS ASSETS AND ACTUAL REVENUE BY U.S. STATE AND COUNTRY (December 31, 2018) ($ amounts in thousands) Massachusetts $ 14,69,423 14.6% $ 1,18,155 14.5% Texas 11,26,217 11.2% 1,15,748 14.2% Utah 10,54,539 10.5% 83,335 10.2% California 5,22,753 5.2% 61,059 7.5% Arizona 4,83,778 4.8% 46,724 5.7% 24 Other States 26,30,231 26.1% 2,45,960 30.0% Other assets 4,82,992 4.8% - - United States $ 77,69,933 77.2% $ 6,70,981 82.1% Germany $ 11,64,973 11.6% $ 1,30,465 16.0% Australia 8,58,569 8.5% - - United Kingdom 1,00,823 1.0% 3,813 0.5% Italy 92,683 0.9% 8,060 1.0% Spain 25,789 0.3% 3,546 0.4% Other assets 45,677 0.5% - - International $ 22,88,514 22.8% $ 1,45,884 17.9% Total (A) Represents investment concentration as a percentage of gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all binding real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated February 7, 2019 for reconciliation of total assets to pro forma total gross assets at December 31, 2018. (B) Includes revenue from properties owned through joint venture arrangements.

PORTFOLIO INFORMATION Same Store EBITDARM(1) Rent Coverage YOY and Sequential Quarter Comparisons by Property Type Greater than or equal to 4.50x $ 1,32,869 42.5% 3.00x—4.49x $ 1,18,932 22.3% 1.50x—2.99x $ 78,656 51.5% Less than 1.50x $ 3,197 10.1% Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.9x $ 48,97,185 12993.6% General Acute Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.4x $ 35,09,458 5167.1% Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.9x $ 11,40,405 6521.8% Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 1.5x $ 2,47,322 134.7% (1) EBITDARM adjusted for non-recurring items.

PORTFOLIO INFORMATION SUMMARY OF COMPLETED ACQUISITIONS / DEVELOPMENT PROJECTS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2018 ($ amounts in thousands) Ernest Health Flagstaff, Arizona $ 25,513 01-03-2018 Development MEDIAN Germany 18,797 28-08-2018 Acquisition RCCH Pasco, Washington 17,500 31-08-2018 Acquisition SUMMARY OF CURRENT INVESTMENT COMMITMENTS ($ amounts in thousands) MEDIAN Germany $ 6,596 Acquisition Healthscope Australia 8,58,569 Acquisition SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF DECEMBER 31, 2018 ($ amounts in thousands) Circle Health United Kingdom $ 43,288 $ 28,881 Q2 2019 Circle Health Rehabilitation United Kingdom 21,505 9,081 Q3 2019 Surgery Partners Idaho Falls, Idaho 1,13,468 46,210 Q1 2020 (A) Represents £33,940 commitment converted to USD at December 31, 2018. (B) Represents £16,862 commitment converted to USD at December 31, 2018.

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Twelve Months Ended	
	December 31, 2018	December 31, 2017	December 31, 2018	December 31, 2017
	(Unaudited)	(Unaudited)	(Unaudited)	(A)
REVENUES				
Rent billed	$ 104,267	$ 124,642	$ 473,343	$ 435,782
Straight-line rent	25,584	18,907	74,741	65,468
Income from direct financing leases	18,370	19,188	73,983	74,495
Interest and fee income	32,357	42,224	162,455	129,000
Total revenues	180,578	204,961	784,522	704,745
EXPENSES				
Interest	50,910	56,456	223,274	176,954
Real estate depreciation and amortization	32,866	36,112	133,083	125,106
Property-related	2,414	1,811	9,237	5,811
General and administrative	21,734	15,312	80,086	58,599
Acquisition costs	-	8,649	917	29,645
Total expenses	107,924	118,340	446,597	396,115
OTHER INCOME (EXPENSE)				
(Loss) gain on sale of real estate and other, net	(1,437)	-	671,385	7,431
Debt refinancing costs	-	(13,780)	-	(32,574)
Other	3,849	1,433	10,094	10,432
Total other income (expense)	2,412	(12,347)	681,479	(14,711)
Income before income tax	75,066	74,274	1,019,404	293,919
Income tax benefit (expense)	3,875	(1,898)	(927)	(2,681)
Net income	78,941	72,376	1,018,477	291,238
Net income attributable to non-controlling interests	(458)	(432)	(1,792)	(1,445)
Net income attributable to MPT common stockholders	$ 78,483	$ 71,944	$ 1,016,685	$ 289,793
EARNINGS PER COMMON SHARE - BASIC				
Net income attributable to MPT common stockholders	$ 0.21	$ 0.19	$ 2.77	$ 0.82
EARNINGS PER COMMON SHARE - DILUTED				
Net income attributable to MPT common stockholders	$ 0.21	$ 0.19	$ 2.76	$ 0.82
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	366,655	364,382	365,364	349,902
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	367,732	364,977	366,271	350,441
DIVIDENDS DECLARED PER COMMON SHARE	$ 0.25	$ 0.24	$ 1.00	$ 0.96

(A) Financials have been derived from the prior year audited financial statements.

Q4 2018 | SUPPLEMENTAL INFORMATION 15

FINANCIAL STATEMENTS MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES Consolidated Balance Sheets (Amounts in thousands, except per share data) (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 52,68,459 $ 59,44,220 Mortgage loans 12,13,322 17,78,316 Net investment in direct financing leases 6,84,053 6,98,727 Gross investment in real estate assets 71,65,834 84,21,263 Accumulated depreciation and amortization (4,64,984) (4,55,712) Net investment in real estate assets 67,00,850 79,65,551 Cash and cash equivalents 8,20,868 1,71,472 Interest and rent receivables 25,855 78,970 Straight-line rent receivables 2,20,848 1,85,592 Other assets 10,75,222 6,18,703 Total Assets LIABILITIES AND EQUITY Liabilities Debt, net $ 40,37,389 $ 48,98,667 Accounts payable and accrued expenses 2,04,325 2,11,188 Deferred revenue 13,467 18,178 Lease deposits and other obligations to tenants 27,524 57,050 Total Liabilities 42,82,705 51,85,083 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding — - Common stock, $0.001 par value. Authorized 500,000 shares; issued and outstanding - 370,637 shares at December 31, 2018 and 364,424 shares at December 31, 2017 371 364 Additional paid-in capital 44,42,948 43,33,027 Retained earnings (deficit) 1,62,768 (4,85,932) Accumulated other comprehensive loss (58,202) (26,049) Treasury shares, at cost (777) (777) Total Medical Properties Trust, Inc. Stockholders’ Equity 45,47,108 38,20,633 Non-controlling interests 13,830 14,572 Total Equity 45,60,938 38,35,205 Total Liabilities and Equity (A) Financials have been derived from the prior year audited financial statements.

1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Tim Berryman, Director—Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com or Charles Lambert, Treasurer and Managing Director—Capital Markets (205) 397-8897 or clambert@medicalpropertiestrust.com At the Very heArt of heAlthcAre® .